Exhibit 99.1

Case 24-12305-KBO Doc 451 Filed 02/14/25 page 1 of 12 Docket #0451 Date Filed: 02/14/2025 In Re. Gritstone Bio, Inc. UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE Case No. 24-12305 Debtor(s) Monthly Operating Report Reporting Period Ended: 12/31/2024 Jointly Administered Chapter 11 Petition Date: 10/10/2024 Months Pending: 3 Reporting Method: Accrual Basis C Industry Classification: 5 Cash Basis C Debtor’s Full-Time Employees (current): 6 Debtor’s Full-Time Employees (as of date of order for relief): 119 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) –¡–¡–¡–¡–¡–¡ Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ James O’Neill Signature of Responsible Party 02/04/2025 Date James O’Neill Printed Name of Responsible Party 919 N. Market Street, 17th Flr., Wilmington, DE 19801 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefor § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1 24123052502140000000000101

Case 24-12305-KBO Doc 451 Filed 02/14/25 Page 2 of 12 Debtor’s Name Gritstone Bio, Inc. Case No. 24-12305 Part 1: Cash Receipts and Disbursements Current Month Cumulative b. C. Inventory (Book d Total current assets Total assets f a. Cash balance beginning of month b. Total receipts (net of transfers between accounts) e. Total disbursements (net of transfers between accounts) d. Cash balance end of month (a+b-c) e. f. Disbursements made by third party for the benefit of the estate Total disbursements for quarterly fee calculation (c+e) Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.) a Accounts receivable (total net of allowance) Accounts receivable over 90 days outstanding (net of allowance) $6,190,764 $7,028,011 $22,801,730 $8,945,862 $41,514,755 $4,272,913 Market Other Postpetition payables (excluding taxes) g. Postpetition payables past due (excluding taxes) h. Postpetition taxes payable 50 $8,945,862 $41,514,755 Current Month $0 50 (attach explanation)) 50 56,806,499 $13,829.376 $241,050 $227,087 50 i. Postpetition taxes past due j. Total postpetition debt (f+h) k. Prepetition secured debt 1. Prepetition priority debt m. Prepetition unsecured debt n. Total liabilities (debt) (j+k+I+m) a. Ending equity/net worth (en) Part 3: Assets Sold or Transferred a. Total cash sales price for assets sold/transferred outside the ordinary course of business b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business C. Net cash proceeds from assets sold/transferred outside the ordinary course of business (ab) Part 4: Income Statement (Statement of Operations) 50 $241,050 $41,327,099 $4,000 $5,648,248 $47,220,397 S-33,391,021 Current Month Cumulative $21,250,000 $21,250,000 $21,250,000 $21,250,000 Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) b. Cost of goods sold (inclusive of depreciation, if applicable) $127,009 50 c. Gross profit (a+b) d. Selling expenses $127,009 50 C. General and administrative expenses S-696,591 f. Other expenses $16,654,082 g. Depreciation and/or amortization (not included in 4b) $232,071 h. Interest i. Taxes (local, state, and federal) j. Reorganization items k. Profit (loss) UST Form 11-MOR (12/01/2021) 5983 $164,307 53,171,860 S-19,399,703 5-97,017,740 UST Form 11-MOR (12/01/2021) 2

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$75,000	$175,000	$75,000	$175,000
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Pachulski, Stang, Ziehl, & Jone	Lead Counsel	$0	$0	$0	$0
	ii	Fenwick & West, LLP	Local Counsel	$0	$0	$0	$0
	iii	Pricewaterhouse Coopers Advis	Financial Professional	$0	$0	$0	$0
	iv	Raymond James	Financial Professional	$75,000	$175,000	$75,000	$175,000
	v	Back Bay Management, Corp.	Financial Professional	$0	$0	$0	$0
	vi	C Street Advisory Group, LLC	Other	$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

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UST Form 11-MOR (12/01/2021) 4

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Nothing to report		$0	$0	$0	$0
	ii			$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 5

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UST Form 11-MOR (12/01/2021) 6

Case 24-12305-KBO Doc 451 Filed 02/14/25 Page 7 of 12 Case No. 24-12305 Debtor’s Name Gritstone Bio, Inc.

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UST Form 11-MOR (12/01/2021)7

Case 24-12305-KBO Doc 451 Filed 02/14/25 Page 8 of 12

Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

	xcix					
	c					
c.	All professional fees and expenses (debtor & committees)		$75,000	$175,000	$75,000	$175,000

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$98,322	$255,694
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$40,000	$76,000
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ● No ○
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ●
c.	Were any payments made to or on behalf of insiders?	Yes ● No ○
d.	Are you current on postpetition tax return filings?	Yes ● No ○
e.	Are you current on postpetition estimated tax payments?	Yes ● No ○
f.	Were all trust fund taxes remitted on a current basis?	Yes ● No ○
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○ No ●
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○ No ○ N/A ●
i.	Do you have: Worker's compensation insurance?	Yes ● No ○
	If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
	Casualty/property insurance?	Yes ● No ○
	If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
	General liability insurance?	Yes ● No ○
	If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○ No ●
k.	Has a disclosure statement been filed with the court?	Yes ○ No ●
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ● No ○

UST Form 11-MOR (12/01/2021) 8

Case 24-12305-KBO Doc 451 Filed 02/14/25 Page 9 of 12 Debtor’s Name Gritstone Bio, Inc. Case No. 24-12305
Part 8:Individual Chapter 11 Debtors (Only)
a.Gross income (receipts) from salary and wages $0
b.Gross income (receipts) from self-employment $0
c.Gross income from all other sources $0
d.Total income in the reporting period (a+b+c) $0
e.Payroll deductions $0
f.Self-employment related expenses $0
g.Living expenses $0
h.All other expenses $0
i.Total expenses in the reporting period (e+f+g+h) $0
j.Difference between total income and total expenses (d-i) $0
k.List the total amount of all postpetition debts that are past due $0
I.Are you required to pay any Domestic Support Obligations as defined by 11
U.S.C § 101(14A)?Yes No
m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A
Privacy Act Statement
28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C.
§§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28
U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. 1bis information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.govlust/eo/rules_regulationslindex.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).
I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.
/s/ Celia Economides Celia Economides
Signature of Responsible Party
Executive Vice President & Chief Financial Officer
Printed Narne of Responsible Party
02/04/2025
Title Date UST Form 11-MOR (12/01/2021) 9

Case 24-12305-KBO Doc 451 Filed 02/14/25 Page 10 of 12 Debtor’s Name Gritstone Bio, Inc. Case No. 24-12305
PageOnePartOne
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PageTwoPartTwo UST Form 11-MOR (12/01/2021) 10

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Bankruptcy1to 50
Bankruptcy51tol 00
NonBankruptcy1to50
NonBankruptcy51tol 00 UST Form 11-MOR (12/01/2021) 11

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IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE
In re:
Chapter 11
GRITSTONE BIO, INC., Case No. 24-12305
Debtor.
(Single Debtor)
MONTHLY OPERATING REPORT NOTES FOR DECEMBER 2024
On October I 0, 2024 (the “Petition Date”) the Debtor filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court. The Debtor is operating their businesses and managing their property as debtors in possession pursuant to sections
1107(a) and 1108 of the Bankruptcy Code. The information provided herein, except as otherwise noted, is reported as of the Petition Date.
The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of this Monthly Operating Report (the “MOR”).
I. Introduction. This MOR is unaudited and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and it is not intended to fully reconcile to the financial statements prepared by the Debtor. Information contained in this MOR has been derived from the Debtor’s books and records, but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. Therefore, to comply with their obligations to provide MORs during this chapter 11 case, the Debtor have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. Accordingly, this MOR is true and accurate to the best of the Debtor’s knowledge, information, and belief, based on currently available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the period covered by this MOR, and may not necessarily reflect the Debtor’s future results of operations and financial position.
2 Reservation of Rights. This MOR is limited in scope, and unless otherwise noted, covers the period beginning on December 1, 2024, and ending December 31, 2024, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtor’s chapter 11 case. The unaudited financial information has been derived from the Debtor’s books and records. The information presented herein has not been subject to all procedures that typically would be applied to financial information in accordance with U.S. GAAP. Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change.

Case 24-12305-KBO Doc 451-1 Filed 02/14/25 Page 2 of 5
The information furnished in this MOR includes normal recurring adjustments but does not include all of the adjustments that typically would be made for interim financial information presented in accordance with GAAP.
Given the complexity of the Debtor’s business, inadvertent errors or omission may occur. Accordingly, the Debtor hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in this MOR. Further, the Debtor reserves the right to amend or supplement this MOR, if necessary, but shall be under no obligation to do so.
3. Basis of Presentation. The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for chapter 11 debtors issued by the UST.
The amounts reported in this MOR are as of December 31, 2024, the end of the Debtor’s reporting period. This MOR covers the period beginning December 1, 2024 and ending December 31,2024.
4. Accounting Principles. The Debtor maintain their financial records according to GAAP, however the MOR does not purport to represent financial statements prepared in accordance with GAAP, nor are they intended to be fully reconciled with the financial statements of the Debtor.
Not all tax entries for the period have been completed by the time this report was due to be filed. To the extent that there are negative liability balances for an individual Debtor, such as prepetition unsecured liabilities, they are expected to be resolved once all of the relevant tax entries and adjustments have been analyzed and completed.
5. Currency. Unless otherwise indicated, all amounts in the MOR are reflected in U.S. dollars.
6. Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Motion for Entry of Interim and Final Orders Authorizing the Debtors to (A) Continue Operating Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, (C) Maintain Existing Business Forms, and (D) Granting Related Relief [Docket No. 10] (the “Cash Management Motion”) and the Debtor’s receipt and disbursement of cash is consistent with the Debtor’s historical cash management practices.
7. Supporting Documentation. At the direction of the U.S. Trustee, the following schedules are attached to the MOR: (i) Statement of Cash Receipts and Disbursements; (ii) Balance Sheet; and (iii) Income Statement (profit or loss statement), (iv) Attestations relating to Bank Statements and Bank Reconciliations, (v) Description of assets sold or transferred, and (vi) Attestations relating to insurance policies. Page 2 of 5

Case 24-12305-KBO Doc 451-1 Filed 02/14/25 Page 3 of 5
Statement of Cash Receipts and Disbursements.
The Company maintains a separate restricted money market cash account, which, for the purposes of financial reporting is categorized as an “other” asset and not included in the cash balance. Accordingly, the MOR excludes this account and account balance from the beginning Petition Date balance as it relates to Part 1. For additional information on the money market bank account see Attachment 4b to the MOR.
Balance Sheet
The amounts reported in this MOR reflects the Debtor’s financial statements for the period of December 1, 2024 through December 31, 2024. All asset and liability amounts disclosed herein, unless otherwise noted, are stated as of December 31, 2024. The MOR is limited in scope and has been prepared to report only certain amounts from the balance sheet.
Liabilities Subject to Compromise (“LSTC”): LSTC represent the Debtor’s estimate of prepetition claims to be resolved in connection with the chapter 11 case. As a result of the chapter 11 filing, the payment of prepetition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter
11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.
Values in the balance sheet attached hereto represent rounded numbers. Accordingly, subtotals may not agree to the summation of the rounded numbers presented.
Income Statement. The amounts reported in this MOR reflect the Debtors financial statements for the period of December 1, 2024 through December 31,2024.
Part 1.Cash Receipts and Disbursements.
On November 14, 2024 the Bankruptcy Court entered the Final Order authorizing the Debtors to obtain Debt In Possession Financing [Docket No. 180] (the “Final DIP Order”), approving relief with respect to the DIP Motion on a final basis. As a result, during the Month of November 2024, the Debtor created a new “Debtor in Possession Operating Account” ending in x7291 to serve as the primary operating account for the Debtor. The Debtor’s cash position reflects the receipt of proceeds under the debtor in possession credit facility authorized by the Final DIP Order.
Part 2: Asset and Liability Status.
Asset values are reported as of December 31, 2024. Prepetition liabilities reflect Page 3 of 5

Case 24-12305-KBO Doc 451-1 Filed 02/14/25 Page 4 of 5
liabilities included in Liabilities Subject to Compromise on the Debtor’s balance sheets, as well as other liabilities which may be uncompromised pursuant to the relief granted via the Debtor’s various final first day orders. Prepetition and post-petition balances of uncompromised liabilities are reported to the best of the Debtor’s knowledge.
Part 3: Assets Sold or Transferred.
As further described in Attachment 6a and 6b, in December 2024, the Debtor completed two sale transactions.
On December 20, 2024, the Court entered the Order approving the sale of certain machinery, equipment and other assets to Hercules Capital, Inc [Docket 288].
On December 23, 2024, the Court entered the Order approving the sale of substantially all of the Debtor’s remaining assets, including the assumption and assignment of any applicable executory contracts, excluding the assets acquired by Hercules, the Binder lP and certain other assets, to Seattle Project Corp [Docket 293].
Part 4: Income Statement.
In connection with the sale transactions described in Part 3, in December 2024, the Debtor made certain accounting entries to record a loss on the disposal of fixed assets. These amounts are reported in Part 4 under the Other expense heading.
Part 5: Professional Fees and Expenses.
For purposes of the MOR, bankruptcy professional fees are considered approved if the applicable monthly fee statement has been served and the objection deadline with regard to such monthly fee statement has expired prior to the end date of the MOR period.
The Debtor will pay retained professionals in accordance with the Order (I) Authorizing Employment and Payment of Professionals Utilized in the Ordinary Course of Business; and {II) Granting Related Relief [Docket No. 192].
Part 7 Questionnaire.
7a. Were any payments made on prepetition debt?
Pursuant to certain orders of the Bankruptcy Court entered in the Debtor’s chapter 11 cases (the “First Day Orders”), the Debtor was authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, insurers, and certain other prepetition creditors.
7c.Were any payments made to or on behalf of insiders? Page 4 of 5

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With respect to insiders, all cash payments were made on account of ordinary course salaries and authorized travel and expense reimbursements. No non-cash transfers were made to insiders during this reporting period.
7d. Are you current on postpetition tax return filings?
In the ordinary course of business, the Debtor’s tax filings may extend past the normal deadlines and become late in some instances. When this happens, the Debtor arrange to complete the filings and address any related fines and/or penalties. There are no tax filings that are currently late where the Debtor is not also in dialog with the related taxing authority to become compliant.

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In re: Gritstone Bio, Inc.

Case Number: 24-12305
Reporting Period: 12/1/2024 - 12/31/2024

Attachment 1: Schedule of Cash Receipts and Disbursements

$ in actuals	Operating Account -0182	Debtor in Possession - Operating Account -7291	Restricted Cash	Total Available Cash (excludes Restricted Cash)
Receipts				
Third Party	478,592	6,549,419	3,898	7,028,011
DIP Financing	-	-	-	-
Sale Proceeds / Restricted Cash	-	-	-	-
Intercompany	-	-	-	-
Total Receipts	**478,592**	**6,549,419**	**3,898**	**7,028,011**
Disbursements				
Third Party	537,937	8,421,021	180	8,958,959
Intercompany (including transfers to non-debtor entities)	-	-	-	-
Total Disbursements	**537,937**	**8,421,021**	**180**	**8,958,959**
Net Cash Flow	**(59,346)**	**(1,871,603)**	**3,718**	**(1,930,948)**
Cash Balance at Beginning of Month	163,985	6,026,779	5,357,194	6,190,764
Net Cash Flow	(59,346)	(1,871,603)	3,718	(1,930,948)
Cash Balance at End of Month	**104,640**	**4,155,176**	**5,360,912**	**4,259,816**

Case 24-12305-KBO Doc 451-2 Filed 02/14/25 Page 2 of 9

In re: Gritstone Bio, Inc.

Case Number: 24-12305
Reporting Period: 12/1/2024 - 12/31/2024

Attachment 2: Balance Sheet

$ in actuals

Account Reference		Balance
ASSETS		
Total Current Assets	**$**	**7,404,128.06**
Total Fixed Assets	**$**	**5,172.86**
Total Other Assets	**$**	**6,420,074.93**
Total ASSETS		**13,829,375.85**
Liabilities & Equity		
Current Liabilities		
Total Accounts Payable	**$**	**6,310,445.42**
Total Credit Card	**$**	**21,794.86**
Total Other Current Liability	**$**	**33,340,397.25**
Total Long Term Liabilities	**$**	**69,610,258.28**
Total Stockholders' Equity	**$**	**24,824.93**
Total Additional Paid-in Capital	**$**	**748,930,423.47**
Total - Equity	$	748,953,755.89
Retained Earnings		($659,560,856.17)
Net Income		($184,846,419.68)
Total Equity	**$**	**(95,453,519.96)**
Total Liabilities & Equity		**13,829,375.85**

Case 24-12305-KBO Doc 451-2 Filed 02/14/25 Page 3 of 9

In re: Gritstone Bio, Inc et al.

Case Number: 24-12305
Reporting Period: 12/1/2024 - 12/31/2024

Attachment 3: Income Statement

$ in actuals

Account Reference	Balance
Ordinary Income/Expense	
Total - 40000 - Income	$127,009.14
Expense	
Expenses	
Total Personnel Related Expenses	($1,422,379.60)
Total Professional Fees & Services	$3,608,116.64
Total Insurance	$107,607.92
Total Administration	$281,537.07
Total Taxes and Licenses	$42,223.75
Total Depreciation	$232,070.61
Total Facility	$394,812.04
Total Travel & Entertainment	$35,410.23
Total Clinical Trial	($907,544.14)
Total Lab Supplies and Consumables	$14,987.66
Total Miscellaneous	$7,234,999.96
Total Expenses	$9,621,842.14
Net Ordinary Income	($9,494,833.00)
Other Income and Expenses	
Total Other Income	($9,899,989.28)
Total Other Expense	$4,880.92
Net Other Income	($9,904,870.20)
Net Income	**(19,399,703.20)**

Case 24-12305-KBO Doc 451-2 Filed 02/14/25 Page 4 of 9
In re: Gritstone Bio, Inc. Case Number: Reporting Period:
24-12305
121112024-1213112024
Attachment 4a:Attestation re Bank Reconciliations
The Debtor hereby submit this declaration regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.
The Debtor has, on a timely basis, performed all bank account reconciliation in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.
I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.
/s/ Celia Economides 21412025
Signature of Authorized Individual Date
Celia Economides Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual

Case 24-12305-KBO Doc 451-2 Filed 02/14/25 Page 5 of 9

In re: Gritstone Bio, Inc.

Case Number: 24-12305
Reporting Period: 12/1/2024 - 12/31/2024

Attachment 4b: Schedule of Bank Accounts

Debtor/Legal Entity	Case No.	Name of Institution	Type of Account	Last 4 Digits of Account No	Month End Balance
Gritstone Bio, Inc.	24-12305	JP Morgan Chase Bank, N.A.	Operating Account	0182	$ 104,639.70
Gritstone Bio, Inc.	24-12305	JP Morgan Chase Bank, N.A.	Savings Account	2959	$ 2,024.69
Gritstone Bio, Inc.	24-12305	JP Morgan Chase Bank, N.A.	Letter of Credit	0326	$ 5,351,903.80
Gritstone Bio, Inc.	24-12305	US Bank	CAG Investment Account	3430	$ 574.00
Gritstone Bio, Inc.	24-12305	US Bank	GS Investment Account	0710	$ -
Gritstone Bio, Inc.	24-12305	First-Citizens	First Citizens Debt Facility Account	3437	$ 6,409.06
Gritstone Bio, Inc.	24-12305	JP Morgan Chase Bank, N.A.	Debtor in Possession - Operating Account	7291	$ 4,155,176.41

Case 24-12305-KBO Doc 451-2 Filed 02/14/25 Page 6 of 9
In re: Gritstone Bio, Inc.Case Number:
Reporting Period:
24-12305
121112024 -12131/2024
Attachment 5a: Attestation reInsurance Policies
The Debtor hereby submit this declaration regarding Insurance Policies.
The Debtor’s Insurance Policies are paid current and in good standing. Attached hereto as Attachment 5b is a list of the Debtor’s
Insurance Policies with partially redacted policy numbers.
I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.
/s/ Celia Economides 2/412025
Signature of Authorized Individual Date
Celia Economides Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual

Case 24-12305-KBO Doc 451-2 Filed 02/14/25 Page 7 of 9

In re: Gritstone Bio, Inc.

Case Number: 24-12305
Reporting Period: 12/1/2024 - 12/31/2024

Attachment 5b: Insurance Policies

Type of Coverage	Insurer	Debtor	Policy Number (last four)	Period
24-25 Auto Policy (Chubb) - Revised	Federal Insurance Company	Gritstone Bio, Inc	7573	10/13/2024 - 10/13/2025
Issue Auto ID card(s)	Federal Insurance Company	Gritstone Bio, Inc	7573	10/13/2024 - 10/13/2025
24-25 Cyber Liability Binder (Coalition).pdf	Arch Specialty Insurance Company	Gritstone Bio, Inc	4092	10/13/2024 - 10/13/2025
23-24 D&O 1st Excess $5M x $5M Policy (Arch)	Arch Insurance Company	Gritstone Bio, Inc	1205	9/28/2023 - 3/28/2025
23-24 D&O 3rd Excess $5M x $15M Binder (Berkley).pdf	Berkley Insurance Company	Gritstone Bio, Inc	9121	9/28/2023 - 3/28/2025
23-24 D&O 2nd Excess $5M x $10M Binder (XL).pdf	XL Specialty Insurance Company	Gritstone Bio, Inc	5323	9/28/2023 - 3/28/2025
23-24 D&O 5th Side A $5M xs $25M Binder (Chubb).pdf	ACE American Insurance Company	Gritstone Bio, Inc	A005	9/28/2023 - 3/28/2025
23-24 D&O 4th Lead Side A $5M xs $20M Binder (AIG).pdf	National Union Fire Ins Co Pittsburgh, PA	Gritstone Bio, Inc	0672	9/28/2023 - 3/28/2025
Gritstone Bio Inc. $5x$30 Vantage Binder (v2).pdf	Vantage Risk Assurance Company	Gritstone Bio, Inc	6670	9/28/2023 - 3/28/2025
23-24 Primary D&O $5M SIR RO endt (Startpoint)_Original.pdf	Lloyds of London	Gritstone Bio, Inc	1072	9/28/2023 - 3/28/2025
EPL Binder - Gritstone Bio 9.27.24 Arch.pdf	Arch Insurance Company	Gritstone Bio, Inc	1405	9/28/2023 - 3/28/2025
24-25 Fiduciary Binder (Chubb)	Federal Insurance Company	Gritstone Bio, Inc	2460	9/28/2023 - 3/28/2025
24-25 Fiduciary Liability Policy (Chubb)	Federal Insurance Company	Gritstone Bio, Inc	2460	9/28/2023 - 3/28/2025
24-25 P&C (Pkg, Prod, Umb) Binder (Chubb)	Federal Insurance Company	Gritstone Bio, Inc	5615	10/13/2024 - 10/13/2025
24-25 Pollution Liability Binder (Chubb)_final	Illinois Union Insurance Company	Gritstone Bio, Inc	0005	10/13/2024 - 10/13/2025
24-25 P&C (Pkg, Prod, Umb) Binder (Chubb)	Federal Insurance Company	Gritstone Bio, Inc	7433	10/13/2024 - 10/13/2025
24-27 Business Travel Accident Policy (R&W)	Zurich American Insurance Company	Gritstone Bio, Inc	1843	10/13/2024 - 10/13/2025
24-25 Umbrella Policy (Chubb)	Federal Insurance Company	Gritstone Bio, Inc	3337	10/13/2024 - 10/13/2025
24-25 P&C (Pkg, Prod, Umb) Binder (Chubb)	Federal Insurance Company	Gritstone Bio, Inc	3337	10/13/2024 - 10/13/2025
24-25 Work Comp Policy (Travelers)	Travelers Prop Casualty Co of America	Gritstone Bio, Inc	4I6G	10/13/2024 - 10/13/2025

Case 24-12305-KBO Doc 451-2 Filed 02/14/25 Page 8 of 9
In re: Gritstone Bio, Inc.
Cue Number: 24-12305
Reporting Period:121112024-12/3112024
Attachment 6a:Assets Sold or Transferred
Date of Sale or Transfer
Description of the Asset sold or transferred
12/2312024
Substantially all of the Debtor’s Assets
Gross sale price$ 21,250,000
Payments made from the sale proceeds to or by third parties $
Nat sale proceeds received on behalf of the estate* $ 21 250 000
Reference Docket No.293 for the Order Approving the Sale of Substanitally all of the Debtor’s Assets, excluding Binder IP and Fixed Assets

Case 24-12305-KBO Doc 451-2 Filed 02/14/25 Page 9 of 9
In re: Gritstone Bio, Inc.
Case Number: .24-12305
Reporting Pertod:121112024 -1213112024
Attachment 6b:Aasets Sold or Transferred
Date of Sale or Transfer
Description of the Asset sold or transferred
Certain Assets of the Debtor
12120/2024
Total Approved Credit Bid $ 3,000,000
Reference Docket No.288 for the Order Approving the Sale of Certain Assets of the Debtor